UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934 Date of report (Date of earliest event reported) June 9, 2014 (June 3, 2014)
Jones Lang LaSalle Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

200 East Randolph Drive, Chicago, IL		60601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 782-5800

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background

On June 9, 2014, Jones Lang LaSalle Income Property Trust, Inc. (the “Company”) commenced a private offering (the “Private Offering”) of up to a maximum of $400,000,000 in any combination of shares of the Company’s Class I common stock, $0.01 par value per share (“Class I Shares”), Class I-A common stock, $0.01 par value per share (“Class I-A Shares”), and Class I-M common stock, $0.01 par value per share (the “Class I-M Shares,” and collectively with the Class I Shares and Class I-A Shares, the “Shares”). The Private Offering is being conducted pursuant to the applicable exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(c) of Regulation D promulgated under the Securities Act. In connection with the Private Offering, the Company entered into the agreements and took the actions described in this Form 8-K.

Item 1.01.    Entry into Material Definitive Agreement.

Second Amended and Restated Advisory Agreement

On June 5, 2014, the Company entered into a Second Amended and Restated Advisory Agreement (the “Second Amended Advisory Agreement”) with LaSalle Investment Management, Inc., the Company’s affiliated advisor (the “Advisor”).

The Second Amended Advisory Agreement updates as appropriate the terms of the First Amended and Restated Advisory Agreement by and between the Advisor and the Company, effective as of October 1, 2012, in order to reflect (1) the existence of the Company’s newly designated Class I-A Shares, Class I-M Shares and Class I Shares and that the Class I-A Shares, Class I-M Shares and Class I Shares will be included in the calculation of the fixed and performance component of the Advisory Fee (as defined in the Second Amended Advisory Agreement) payable to the Advisor and (2) that the Company may offer its shares of common stock in private, unregistered offerings such as the Private Offering.

The term of the Second Amended Advisory Agreement is for one year from its effective date of June 5, 2014, subject to renewals by the Company’s board of directors for an unlimited number of successive one-year periods. The Second Amended Advisory Agreement may be terminated (1) immediately by the Company for “cause,” upon the bankruptcy of the Advisor or upon a material breach of the agreement by the Advisor, (2) upon 60 days’ written notice by the Company without cause or penalty upon the vote of a majority of the Company’s independent directors, or (3) upon 60 days’ written notice by the Advisor. “Cause” is defined in the Second Amended Advisory Agreement to mean fraud, criminal conduct, willful misconduct or willful or negligent breach of fiduciary duty by the Advisor in connection with performing its duties.

The foregoing summary of the Second Amended Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Amended Advisory Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Dealer Manager Agreement

On June 5, 2014, the Company entered into an exclusive dealer manager agreement (the “Dealer Manager Agreement”) with LaSalle Investment Management Distributors, LLC (“Dealer Manager”), a registered broker-dealer and an affiliate of the Advisor. The Dealer Manager Agreement governs the distribution by the Dealer Manager of the Shares in the Private Offering.

Pursuant to the terms of the Dealer Manager Agreement, the Dealer Manager will solicit, or cause to be solicited, purchasers of Shares on a “best efforts” basis in the Private Offering. The Dealer Manager Agreement authorizes the Dealer Manager to retain other registered broker-dealers (“Participating Broker-Dealers”) who are members in good standing of the Financial Industry Regulatory Authority, Inc. for the purpose of soliciting offers for the purchase of Shares in the Private Offering pursuant to a Participating Dealer Agreement.

The Company will pay the Dealer Manager selling commissions of up to (1) 1.0% of the net asset value (“NAV”) per Class I Share sold in the Private Offering as of the date of purchase and (2) 1.5% of the NAV per Class I-A Share sold in the Private Offering as of the date of purchase. In each case, all or a portion of the selling commissions may be re-allowed to Participating Broker-Dealers. The Company will not pay the Dealer Manager any selling commissions with respect to the sale of any Class I-M Shares or Shares pursuant to the Company’s distribution reinvestment plan. The Company will also pay the Dealer Manager a dealer manager fee (“Dealer Manager Fee”) that accrues daily on a continuous basis from year to year in an amount up to 1/365th of (1) 0.30% of the Company’s NAV each day allocable to the Company’s outstanding Class I-A Shares sold in the Private Offering that remain outstanding on such day and (2) 0.05% of the Company’s NAV each day allocable to the Company’s outstanding Class I-M Shares sold in the Private Offering that remain outstanding on such day. The Dealer Manager may reallow a portion of the Dealer Manager Fee to Participating Broker-Dealers that meet certain thresholds of shares of the Company’s common stock under management and certain other metrics. The Company will not pay Dealer Manager Fees with respect to any Class I Shares. The Company will also reimburse the Dealer Manager for certain costs and expenses incurred by the Dealer Manager in connection with the Private Offering.

The Dealer Manager Agreement will continue until the termination of the Private Offering, provided that, notwithstanding the termination of the Private Offering or the Dealer Manager Agreement, the Company will continue paying the Dealer Manager Fee with respect to Shares sold in the Private Offering prior to the termination of the Private Offering or the Dealer Manager Agreement for so long as such Shares remain outstanding. The Company or the Dealer Manager may terminate the Dealer Manager Agreement on 60 days’ written notice to the other party or immediately upon notice to the other party in the event that the other party fails to comply with any material provision of the Dealer Manager Agreement.

The foregoing summary of the terms of the Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the Dealer Manager Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 3.03.    Material Modification to Rights of Security Holders.

Amended and Restated Distribution Reinvestment Plan

On June 3, 2014, the Company’s board of directors adopted and approved the Company’s Amended and Restated Distribution Reinvestment Plan, effective as of June 20, 2014 (the “Amended Plan”), which supersedes and replaces the Company’s existing distribution reinvestment plan. Pursuant to the Amended Plan, any stockholder of the Company may elect to have the cash distributions declared and paid with respect to the Class A, Class M, Class I-A, Class I-M or Class I Shares owned by the stockholder automatically reinvested in additional shares of the same class of the Company’s common stock. The per share purchase price for shares purchased pursuant to the Amended Plan will be equal to the Company’s NAV per share applicable to the class of shares being purchased, calculated as of the distribution date. A stockholder may terminate participation in the Amended Plan at any time, without penalty, by delivering written notice to the Company. The Company’s board of directors may by majority vote amend, suspend or terminate the Amended Plan, provided that notice of any such material amendment, suspension or termination is sent to Amended Plan participants at least ten days prior to the effective date thereof and that the Amended Plan cannot be amended to eliminate a participant’s right to terminate participation in the Amended Plan.

The foregoing summary of the terms of the Amended Plan does not purport to be complete and is qualified in its entirety by reference to the Amended Plan, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles Supplementary

On June 5, 2014 the Company filed Articles Supplementary to the Company’s Second Articles of Amendment and Restatement (the “Articles Supplementary”) with the State Department of Assessments and Taxation of

Maryland. The Articles Supplementary (1) reclassify the Company’s existing designated shares of Class A, Class M and Class E common stock in order to create and designate new Class I-A Shares, Class I-M Shares and Class I Shares, (2) fix the preferences, rights, powers, restrictions, limitations, qualifications and terms and conditions of the newly designated Class I-A Shares, Class I-M Shares and Class I Shares, and (3) eliminate the designation of the Company’s Class E common stock. The Articles Supplementary immediately took effect upon filing with the State Department of Assessments and Taxation of Maryland.

Following the reclassification and designation of the Company’s common stock authorized by the Articles Supplementary, the Company had authority to issue a total of 1,000,000,000 shares of common stock, classified and designated as follows:

Common Stock
Class A Common Shares	200,000,000
Class M Common Shares	200,000,000
Class I-A Common Shares	200,000,000
Class I-M Common Shares	200,000,000
Class I Common Shares	200,000,000
Total	1,000,000,000

The foregoing summary of the terms of the Articles Supplementary does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

The Company has created the investor report for the quarter ended March 31, 2014, attached hereto as Exhibit 99.1, and incorporated herein solely for purposes of this Item 7.01 disclosure, for use in connection with its investor relations program.

The information contained in this Current Report, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Dealer Manager Agreement between Jones Lang LaSalle Income Property Trust, Inc. and LaSalle Investment Management Distributors, LLC, dated as of June 5, 2014

3.1	Articles Supplementary to the Second Articles of Amendment and Restatement of Jones Lang LaSalle Income Property Trust, Inc.

4.1	Amended and Restated Distribution Reinvestment Plan of Jones Lang LaSalle Income Property Trust, Inc.

10.1	Second Amended and Restated Advisory Agreement between Jones Lang LaSalle Income Property Trust, Inc. and LaSalle Investment Management, Inc., dated as of June 5, 2014

99.1	Investor report of Jones Lang LaSalle Income Property Trust, Inc. for the quarter ended March 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:	/s/ GREGORY A. FALK
Name: Gregory A. Falk
Title: Chief Financial Officer

Date: June 9, 2014

EXHIBIT INDEX

Exhibit Number	Description
1.1	Dealer Manager Agreement between Jones Lang LaSalle Income Property Trust, Inc. and LaSalle Investment Management Distributors, LLC, dated as of June 5, 2014

3.1	Articles Supplementary to the Second Articles of Amendment and Restatement of Jones Lang LaSalle Income Property Trust, Inc.

4.1	Amended and Restated Distribution Reinvestment Plan of Jones Lang LaSalle Income Property Trust, Inc.

10.1	Second Amended and Restated Advisory Agreement between Jones Lang LaSalle Income Property Trust, Inc. and LaSalle Investment Management, Inc., dated as of June 5, 2014

99.1	Investor report of Jones Lang LaSalle Income Property Trust, Inc. for the quarter ended March 31, 2014